Putnam
Voyager
Fund II

SEMIANNUAL REPORT

June 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Putnam Voyager Fund II's class A shares ranked 53 out of 338 growth funds (top 16%) tracked by Lipper Analytical Services for the 5-year period ended June 30, 1998.*

* "Our more growth-oriented focus has allowed us to take advantage of rapidly growing large companies in addition to the fast-growing small and midsize companies we've always emphasized. We are optimistic about the portfolio's positioning for the remainder of fiscal '98 and we will continue to focus on companies of all sizes with strong long-term growth potential."

                                          --  Charles H. Swanberg, manager
                                              Putnam Voyager Fund II

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

20 Financial statements

* Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. For the 1-year period ended 6/30/98, the fund's class A shares ranked 203 out of 884 growth funds. Performance of other share classes will vary. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

A slight change in portfolio orientation this spring contributed to the positive results achieved by Putnam Voyager Fund II during the first half of its current fiscal year. The fund's managers, who have always allocated a portion of the portfolio to stocks of large companies, shifted the focus in this sector to companies that are growing at more rapid rates.

As the managers explain in detail in the following report, they have been pleased with the early results of this shift in focus. They point out, however, that the main emphasis remains on stocks of fast-growing small to midsize companies. The managers' current view of prospects for the fiscal year's second half is still optimistic with little change expected in portfolio emphasis.

I am pleased to report that Jeffrey R. Lindsey has joined your fund's management team. He has been with Putnam since 1994 after serving with Strategic Portfolio Management, Inc., and State Street Boston Corp. and has 14 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 19, 1998



Report from the Fund Managers
Charles H. Swanberg
Roland W. Gillis
Jeffrey R. Lindsey

Strategic positioning in the media, retail, and technology industries and a slightly more growth-oriented focus have resulted in satisfying returns for the first half of Putnam Voyager Fund II's fiscal year. Despite stock market volatility and struggling world economies, your fund profited from its investments in thriving companies of all sizes -- most of which had limited exposure to the troubled Asian markets. For the six months ended June 30, 1998, your fund's class A shares returned 16.80% at net asset value and 10.06% at public offering price. For complete performance information, please refer to the summary that begins on page 8.

In March, we changed the structure of the fund's portfolio slightly in order to enhance its growth potential. The portion of the fund's assets that invests in large-company stocks is now targeted toward companies with higher growth rates. While the fund has always invested in rapidly growing small and midsize companies, the large-company portion of the portfolio had invested in companies that were growing at slower rates but were undergoing positive changes that we believed would improve their earnings potential. Our increased focus on large, well-established companies with exceptional growth rates has been especially beneficial recently as the strength and resilience of these stocks continued to astound investors.

* MEDIA STILL TOPS LIST OF DYNAMIC GROWTH SECTORS

In several of our previous reports, we have discussed the renewed vitality of the communications media since the Telecommunications Act of 1996 was passed. This legislation, which loosened restrictions throughout the industry, continues to boost the growth of broadcasting, cable, and long-distance companies.

In broadcasting, the act allows for ownership of multiple radio and/or television stations -- a change that has generated a wave of mergers and acquisitions. Clear Channel Communications, one of the fund's largest holdings, is considered the premier consolidator in radio and billboard advertising. In addition to owning 183 radio stations, the company also owns 18 television stations and 88,000 outdoor display faces. Its strategy is to maximize advertising revenue by owning billboards and radio and TV stations within the same region. This strategy has allowed Clear Channel to increase cash flow growth in each of the last five years.

Two other holdings participating in the media merger mania were Tele-Communications, Inc. (TCI) and Chancellor Media Corp. Toward the close of the period TCI, a cable operator, was acquired by AT&T in a $48 billion deal, while Chancellor, the second-largest radio broadcaster in the United States, most recently acquired LIN Television Corp.

Chancellor now owns and operates 108 radio stations and has also launched AMFM Radio Networks, a national radio syndication subsidiary that reaches more than 60 million listeners weekly. Both Chancellor and TCI were highlights of the fund's portfolio during the period. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* U.S. ECONOMY BOOSTS RETAIL SECTOR

The U.S. economy provided fuel for the retail sector in the form of low unemployment, low inflation, a high level of consumer confidence, and the drawing of more lower-income consumers into the spending stream. This sector also benefited from its low exposure to turbulent foreign markets. One strong retail stock in the portfolio was Wal-Mart Stores, the nation's largest retailer, which recently announced plans to enter the retail food market by building several test supermarkets in Arkansas.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail           12.7%

Computer
software          9.8%

Broadcasting      6.0%

Computer
services          5.9%

Financial
services          5.9%

Footnote reads:
* Based on net assets as of 6/30/98. Holdings will vary over time.

Also bringing strength to the fund was Dollar Tree Stores, Inc., the nation's leading "everything for a dollar" store. This company, which had only 3 stores in 1986, will celebrate the opening of its 1,000th store this summer. Calling itself "the five-and-dime of the new millennium," Dollar Tree attributes its impressive growth to its ability to offer higher quality merchandise than traditional value retailers.

Another stellar retail stock was that of Kohl's Corporation, which operates 197 family-oriented specialty department stores, primarily in the Midwest. The company plans to grow to 300 stores by the end of 2000.

Starbucks Corporation, a retail holding that's often a highlight of the portfolio, is also extremely popular with consumers. The company sells high-quality whole-bean coffees, Italian-style beverages, and pastries. Starbucks continues to open new stores and recently acquired Seattle Coffee Co., the largest coffee chain in the United Kingdom. Starbucks has succeeded in part by clustering its new stores near existing ones, providing more efficiency in overhead and advertising.

* TECHNOLOGY SECTOR OFFERS MANY HIGHLIGHTS

In the technology sector, telecommunications stocks such as Lucent Technologies continued to benefit from the world's love affair with wireless communications. Lucent, which was spun off from AT&T Corp. shortly after it went public in 1996, earns the bulk of its revenue from computer network operating systems but is also a significant player in wireless communications. Within the crowded cellular market, Lucent continues to develop innovative new service options to differentiate itself. Another strong performer in the fund's technology sector was Adaptec, which provides computer networking products for businesses.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

CBS Corp.
Broadcasting

Tele-Communications, Inc. (TCI Group)
Cable television

Costco Companies, Inc.
Retail

Clear Channel Communications, Inc.
Broadcasting

The Home Depot, Inc.
Retail

America Online, Inc.
Computer services

Kohl's Corp.
Retail

Tele-Communications TCI Ventures Group
Telephone services

Chancellor Media Corp.
Broadcasting

HBO & Co.
Health-care information services

These holdings represent 14.7% of the fund's net assets as of 6/30/98. Portfolio holdings will vary over time.

EMC Corp., the fund's best-performing stock in fiscal '97, continued its rally during the semiannual period. EMC produces and supports data storage systems and has maintained a leadership position despite intense competition from industry giants that provide similar services. The competition in this market has been dubbed "store wars," and EMC dominates by offering enhanced features such as faster processing and sophisticated data protection and backup systems.

* STRATEGIES CONTINUE FOR SECOND HALF OF FISCAL '98

As we enter the second half of fiscal '98, we look forward to continued momentum for the fund for the same reasons it has thrived in the past six months -- a healthy U.S. economy, low interest rates, minimal exposure to foreign markets, and a focus on rapidly growing companies of all sizes. Of course, we expect that the markets may experience setbacks, but we are optimistic about the portfolio's positioning and we will continue to target stocks that we believe offer the strongest long-term growth potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/98, there is no guarantee the fund will continue to hold these securities in the future. This fund invests a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuation.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Voyager Fund II is designed for investors aggressively seeking capital appreciation primarily through common stocks.

TOTAL RETURN FOR PERIODS ENDED 6/30/98

                     Class A          Class B           Class M
(inception date)    (4/14/93)        (10/2/95)         (10/2/95)
                  NAV      POP      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
6 months          16.80%  10.06%    16.40%  11.40%    16.50%  12.40%
-----------------------------------------------------------------------
1 year            32.22   24.63     31.20   26.20     31.51   26.90
-----------------------------------------------------------------------
5 years          175.67  159.84    165.59  163.59    169.07  159.52
Annual average    22.48   21.04     21.57   21.39     21.89   21.01
-----------------------------------------------------------------------
Life of fund     187.66  171.08    176.63  175.63    180.32  170.58
Annual average    22.48   21.10     21.57   21.48     21.88   21.05
-----------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS
ENDED 6/30/98

                          Standard       Russell Midcap
                          & Poor's          Growth             Consumer
                         500 Index          Index            Price Index
-------------------------------------------------------------------------
6 months                   17.71%           11.87%               1.05%
-------------------------------------------------------------------------
1 year                     30.16            24.02                1.68
-------------------------------------------------------------------------
5 years                   182.42           132.60               12.88
Annual average             23.08            18.39                2.45
-------------------------------------------------------------------------
Life of fund              183.80           132.62               13.51
Annual average             21.99            17.45                2.44
-------------------------------------------------------------------------

Past performance is no assurance of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 6/30/98

                           Class A           Class B          Class M
------------------------------------------------------------------------------
Distribution (number)         --                --               --
------------------------------------------------------------------------------
Income                        --                --               --
------------------------------------------------------------------------------
Capital gains                 --                --               --
------------------------------------------------------------------------------
  Total                    $0.000            $0.000           $0.000
------------------------------------------------------------------------------
Share value:            NAV      POP           NAV         NAV      POP
------------------------------------------------------------------------------
12/31/97              $19.11    $20.28       $18.78      $18.91    $19.60
------------------------------------------------------------------------------
6/30/98                22.32     23.68        21.86       22.03     22.83
------------------------------------------------------------------------------

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

Russell Midcap Growth Index*+ is composed of all medium and medium/small companies in the Russell 1000 Index. The Russell 1000 represents the universe of stocks from which the most active money managers typically select.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

+ Putnam management has recently undertaken a review of benchmarks for various funds. This index will replace the S&P 500 Index as a benchmark for this fund because Putnam management has determined that the securities tracked by this index more accurately reflect the types of securities generally held by the fund.




Portfolio of investments owned
June 30, 1998 (Unaudited)

COMMON STOCKS (96.3%) (a)
NUMBER OF SHARES                                                                     VALUE

Advertising (1.7%)
------------------------------------------------------------------------------------------
         122,244  Lamar Advertising Co. (NON)                               $    4,385,504
         121,866  Omnicom Group Inc.                                             6,078,067
         428,793  Outdoor Systems, Inc. (NON)                                   12,006,183
          28,463  TMP Worldwide Inc. (NON)                                         992,647
                                                                              ------------
                                                                                23,462,401

Aerospace and Defense (0.1%)
------------------------------------------------------------------------------------------
          40,470  Orbital Sciences Corp. (NON)                                   1,512,566

Airlines (0.3%)
------------------------------------------------------------------------------------------
         131,600  Ryanair Holdings, PLC ADR (Ireland) (NON)                      4,688,250

Apparel (0.8%)
------------------------------------------------------------------------------------------
          27,157  Gucci Group N.V. (Italy)                                       1,439,321
          91,200  Jones Apparel Group, Inc. (NON)                                3,334,500
          24,300  Nike, Inc.                                                     1,183,106
         109,866  Stage Stores, Inc. (NON)                                       4,971,437
                                                                              ------------
                                                                                10,928,364

Banks (1.5%)
------------------------------------------------------------------------------------------
          36,200  BankAmerica Corp.                                              3,129,038
         158,500  Fifth Third Bancorp                                            9,985,500
          53,000  Northern Trust Corp.                                           4,041,250
          73,650  Washington Mutual, Inc.                                        3,199,172
                                                                              ------------
                                                                                20,354,960

Broadcasting (6.0%)
------------------------------------------------------------------------------------------
         797,121  CBS Corp.                                                     25,308,592
         333,884  Chancellor Media Corp. (NON)                                  16,579,427
          21,900  Citadel Communications Corp. (NON)                               350,400
         193,099  Clear Channel Communications, Inc. (NON)                      21,071,928
          74,670  Heftel Broadcasting Corp. Class A (NON)                        3,341,483
         119,694  Scandinavian Broadcasting System S.A. (Luxembourg) (NON)       3,613,263
         215,628  Sinclair Broadcast Group, Inc. Class A (NON)                   6,199,305
          68,500  Univision Communications Inc. Class A (NON)                    2,551,625
          49,600  Viacom, Inc. Class B                                           2,889,200
          29,466  Westwood One, Inc. (NON)                                         743,096
                                                                              ------------
                                                                                82,648,319

Business Equipment and Services (0.9%)
------------------------------------------------------------------------------------------
          38,700  Avery Dennison Corp.                                           2,080,125
         147,600  Cintas Corp.                                                   7,527,600
          85,898  Renaissance Worldwide, Inc.                                    1,868,282
          33,200  Staff Leasing, Inc. (NON)                                        979,400
                                                                              ------------
                                                                                12,455,407

Business Services (4.2%)
------------------------------------------------------------------------------------------
         143,643  Accustaff, Inc. (NON)                                          4,488,844
         484,222  Cendant Corp. (NON)                                           10,108,134
         101,475  Interpublic Group Cos. Inc.                                    6,158,264
          56,868  Metamor Worldwide, Inc. (NON)                                  2,001,043
          40,737  NOVA Corp./Georgia (NON)                                       1,456,348
               2  Paychex, Inc.                                                         61
          66,400  Pitney Bowes, Inc.                                             3,195,500
       2,169,340  Rentokil Group PLC (United Kingdom)                           15,585,274
          74,950  Robert Half International, Inc. (NON)                          4,187,831
         158,839  Serco Group PLC (United Kingdom) (NON)                         3,659,104
          59,390  Snyder Communications, Inc. (NON)                              2,613,160
         160,170  Viking Office Products, Inc. (NON)                             5,025,334
                                                                              ------------
                                                                                58,478,897

Cable Television (2.6%)
------------------------------------------------------------------------------------------
         106,200  MediaOne Group Inc. (NON)                                      4,666,163
          60,000  Tele-Comm Liberty Media Group, Inc. Class A (NON)              2,328,750
         637,991  Tele-Communications Inc. (TCI Group) Class A (NON)            24,522,779
         159,960  USA Networks, Inc. (NON)                                       4,018,995
                                                                              ------------
                                                                                35,536,687

Computer Equipment (1.2%)
------------------------------------------------------------------------------------------
         101,984  Artesyn Technologies, Inc. (NON)                               1,631,744
         315,354  EMC Corp. (NON)                                               14,131,801
                                                                              ------------
                                                                                15,763,545

Computer Services (5.9%)
------------------------------------------------------------------------------------------
         185,554  America Online, Inc. (NON)                                    19,668,724
          24,100  AnswerThink Consulting Group, Inc. (NON)                         518,150
         184,780  Capita Group PLC (United Kingdom)                              1,593,181
          56,415  CheckFree Holdings Corp. (NON)                                 1,660,717
         102,036  CMG Information Services, Inc. (NON)                           7,219,047
          81,300  DAOU Systems, Inc. (NON)                                       1,859,738
          80,000  DST Systems, Inc. (NON)                                        4,480,000
          90,200  ECsoft Group PLC ADR (United Kingdom) (NON)                    2,920,225
         103,500  Getronics Electric N.V. (Netherlands)                          5,357,826
         124,838  IDT Corp. (NON)                                                3,752,942
          58,101  IDX Systems Corp. (NON)                                        2,676,277
         260,248  Keane, Inc. (NON)                                             14,573,888
          30,143  Misys PLC (United Kingdom)                                     1,710,855
          75,377  Pegasus Systems, Inc. (NON)                                    1,931,536
         243,480  Sterling Commerce, Inc. (NON)                                 11,808,780
                                                                              ------------
                                                                                81,731,886
Computer Software (9.8%)
------------------------------------------------------------------------------------------
          80,000  Aspect Development, Inc. (NON)                                 6,050,000
         251,732  BMC Software, Inc. (NON)                                      13,074,331
         200,000  Cadence Design Systems, Inc. (NON)                             6,250,000
          57,700  Cerner Corp. (NON)                                             1,633,631
         214,072  Computer Associates International, Inc.                       11,894,376
         284,578  Compuware Corp. (NON)                                         14,549,050
         213,336  Electronic Arts, Inc. (NON)                                   11,520,144
         108,116  Fundtech Ltd. (NON)                                            2,040,690
         143,000  GT Interactive Software Corp. (NON)                            1,076,969
         129,458  Intuit, Inc. (NON)                                             7,929,303
           2,300  ISS Group, Inc. (NON)                                             86,538
          27,100  Legato Systems, Inc. (NON)                                     1,056,900
          46,606  Lycos, Inc. (NON)                                              3,512,927
         140,146  Microsoft Corp. (NON)                                         15,188,323
         380,654  Parametric Technology Corp. (NON)                             10,325,240
          61,100  Saville Systems Ireland PLC ADR (Ireland) (NON)                3,062,638
         618,800  SEMA Group PLC (United Kingdom) (NON)                          7,271,918
         231,501  Smallworldwide PLC ADR (United Kingdom) (NON)                  6,742,467
          22,300  Software AG Systems, Inc. (NON)                                  652,275
         100,271  Synopsys, Inc. (NON)                                           4,587,398
           8,300  Viasoft, Inc. (NON)                                              134,356
          94,390  Visual Networks, Inc. (NON)                                    3,457,034
         253,156  Walker Interactive Systems, Inc. (NON)                         3,734,051
                                                                              ------------
                                                                               135,830,559

Consumer Non Durables (1.1%)
------------------------------------------------------------------------------------------
          66,100  Colgate-Palmolive Co.                                          5,816,800
         293,770  Luxottica Group SPA ADS (Italy)                                4,553,435
          56,000  Procter & Gamble Co.                                           5,099,500
                                                                              ------------
                                                                                15,469,735

Consumer Services (0.8%)
------------------------------------------------------------------------------------------
          28,300  Applied Graphics Technologies, Inc. (NON)                      1,294,725
          77,000  Hillenbrand Industries, Inc.                                   4,620,000
          60,600  The ServiceMaster Co.                                          2,306,587
          92,100  Travel Services International Inc. (NON)                       3,027,788
                                                                              ------------
                                                                                11,249,100

Cosmetics (0.5%)
------------------------------------------------------------------------------------------
          73,200  Estee Lauder Cos. Class A                                      5,101,125
         115,114  ThermoLase Corp. (NON)                                           834,577
          28,927  ThermoLase Corp., units (NON)                                    470,064
                                                                              ------------
                                                                                 6,405,766

Education Services (0.8%)
------------------------------------------------------------------------------------------
         253,377  Apollo Group, Inc. Class A (NON)                               8,377,277
          37,064  CBT Group Public Ltd. Co. (Ireland) (NON)                      1,982,924
                                                                              ------------
                                                                                10,360,201
Electric Utilities (--%)
------------------------------------------------------------------------------------------
          18,100  CalEnergy, Inc. (NON)                                            544,131

Electronic Components (1.0%)
------------------------------------------------------------------------------------------
          78,800  Illinois Tool Works, Inc.                                      5,254,975
          74,400  Metromedia Fiber Network, Inc. Class A (NON)                   3,468,900
          74,122  Sanmina Corp. (NON)                                            3,215,042
          91,200  Sipex Corp. (NON)                                              1,960,800
                                                                              ------------
                                                                                13,899,717

Electronics and Electrical Equipment (2.5%)
------------------------------------------------------------------------------------------
         109,300  General Electric Co.                                           9,946,300
          89,903  Genrad, Inc . (NON)                                            1,775,584
         152,462  Lernout & Hauspie Speech Products N.V. (Belgium) (NON)         9,100,076
         210,270  Thermo Instrument Systems, Inc. (NON)                          5,519,588
         228,700  ThermoQuest Corp. (NON)                                        3,416,206
          74,366  Uniphase Corp. (NON)                                           4,668,790
                                                                              ------------
                                                                                34,426,544

Energy-Related (0.9%)
------------------------------------------------------------------------------------------
          47,053  AES Corp. (NON)                                                2,473,223
         311,213  Thermo Electron Corp. (NON)                                   10,639,594
                                                                              ------------
                                                                                13,112,817

Entertainment (0.8%)
------------------------------------------------------------------------------------------
          89,833  Coach USA, Inc. (NON)                                          4,098,631
          80,600  Time Warner, Inc.                                              6,886,263
                                                                              ------------
                                                                                10,984,894

Environmental Control (1.2%)
------------------------------------------------------------------------------------------
          41,000  American Disposal Services, Inc. (NON)                         1,921,875
          28,600  Eastern Environmental Services, Inc. (NON)                       972,400
         115,083  Republic Industries, Inc. (NON)                                2,877,075
         149,500  Republic Services, Inc. (NON)                                  3,588,000
         159,035  USA Waste Services, Inc. (NON)                                 7,852,353
                                                                              ------------
                                                                                17,211,703

Financial Services (5.9%)
------------------------------------------------------------------------------------------
         104,882  American Express Co.                                          11,956,548
          50,836  AMRESCO, Inc. (NON)                                            1,480,599
          28,800  Associates First Capital Corp.                                 2,214,000
         216,440  Federal Home Loan Mortgage Corp.                              10,186,208
         205,050  Federal National Mortgage Association                         12,456,788
          61,600  FINOVA Group, Inc.                                             3,488,100
         141,331  FIRSTPLUS Financial Group, Inc. (NON)                          5,087,916
         133,249  Franchise Mortgage Acceptance Co. L.L.C. (NON)                 3,472,802
          52,500  HealthCare Financial Partners, Inc. (NON)                      3,218,906
           5,250  Marschollek, Lautenschlaeger und Partner AG (Germany)          2,506,639
         169,800  MBNA Corp.                                                     5,603,400
          55,600  Merrill Lynch & Co., Inc.                                      5,129,100
          70,400  Morgan Stanley, Dean Witter, Discover and Co.                  6,432,800
          54,000  Sirrom Capital Corp.                                           1,404,000
         214,029  TCF Financial Corp.                                            6,313,856
                                                                              ------------
                                                                                80,951,662

Food and Beverages (1.3%)
------------------------------------------------------------------------------------------
         274,700  Coca-Cola Enterprises, Inc.                                   10,781,975
         164,775  International Home Foods, Inc. (NON)                           3,748,631
          60,826  Sara Lee Corp.                                                 3,402,454
                                                                              ------------
                                                                                17,933,060

Health Care Information Systems (0.7%)
------------------------------------------------------------------------------------------
          90,139  IMS Health Inc. (NON)                                          5,363,271
         135,162  Medquist, Inc. (NON)                                           3,902,803
                                                                              ------------
                                                                                 9,266,074

Health Care Services (2.5%)
------------------------------------------------------------------------------------------
          72,600  Cardinal Health, Inc.                                          6,806,250
          80,200  CareMatrix Corp. (NON)                                         2,160,388
          75,000  Concentra Managed Care, Inc. (NON)                             1,950,000
         469,800  HBO & Co.                                                     16,560,450
          98,800  Lincare Holdings, Inc. (NON)                                   4,155,775
          13,900  Province Healthcare Co. (NON)                                    384,856
          92,506  Total Renal Care Holdings, Inc. (NON)                          3,191,457
                                                                              ------------
                                                                                35,209,176

Hospital Management (0.4%)
------------------------------------------------------------------------------------------
         176,541  Health Management Assoc., Inc. (NON)                           5,903,090

Insurance (1.0%)
------------------------------------------------------------------------------------------
          32,600  American International Group, Inc.                             4,759,600
          50,700  Century Business Services, Inc. (NON)                          1,014,000
          26,700  Inspire Insurance Solutions, Inc. (NON)                          887,775
         117,900  Travelers Group Inc.                                           7,147,688
                                                                              ------------
                                                                                13,809,063

Lodging (0.6%)
------------------------------------------------------------------------------------------
         201,657  Extended Stay America, Inc. (NON)                              2,268,641
          45,900  Marriott International, Inc. Class A                           1,486,013
         104,600  Prime Hospitality Corp. (NON)                                  1,823,963
          60,881  Promus Hotel Corp. (NON)                                       2,343,919
                                                                              ------------
                                                                                 7,922,536
Machinery (0.1%)
------------------------------------------------------------------------------------------
          27,682  Sidel S.A. (France)                                            2,010,080

Medical Management Services (0.5%)
------------------------------------------------------------------------------------------
          22,552  IMPATH, Inc. (NON)                                               548,296
         158,390  Pediatrix Medical Group, Inc. (NON)                            5,890,128
                                                                              ------------
                                                                                 6,438,424

Medical Supplies and Devices (4.6%)
------------------------------------------------------------------------------------------
          51,900  Boston Scientific Corp. (NON)                                  3,717,338
         183,900  Cyberonics, Inc. (NON)                                         1,953,938
          33,000  Henry Schein, Inc. (NON)                                       1,522,125
          71,362  Johnson & Johnson                                              5,262,948
          70,000  Lifecore Biomedical, Inc. (NON)                                1,155,000
         105,720  Medtronic, Inc.                                                6,739,650
          50,000  Minimed, Inc. (NON)                                            2,618,750
         113,396  Omnicare, Inc.                                                 4,323,223
          15,200  Sofamor Danek Group, Inc. (NON)                                1,315,750
          36,800  Steris Corp. (NON)                                             2,340,250
         246,074  Stryker Corp.                                                  9,443,090
         283,676  Sybron International Corp. (NON)                               7,162,819
         198,015  Thermo Cardiosystems, Inc. (NON)                               4,504,841
          26,900  Thermotrex Corp. (NON)                                           460,663
           5,100  Trex Medical Corp. (NON)                                          84,150
         164,800  Tyco International Ltd. (NON)                                 10,382,400
                                                                              ------------
                                                                                62,986,935

Networking Equipment (2.3%)
------------------------------------------------------------------------------------------
         286,846  Ascend Communications, Inc. (NON)                             14,216,805
          39,800  CIENA Corp. (NON)                                              2,771,075
          59,800  Cisco Systems, Inc. (NON)                                      5,505,338
         153,872  Exodus Communications, Inc. (NON)                              6,885,772
         112,000  FORE Systems, Inc. (NON)                                       2,968,000
                                                                              ------------
                                                                                32,346,990

Nursing Homes (0.2%)
------------------------------------------------------------------------------------------
         100,000  Assisted Living Concepts, Inc. (NON)                           1,725,000
          42,096  Health Care & Retirement Corp. (NON)                           1,660,161
                                                                              ------------
                                                                                 3,385,161

Oil and Gas (2.3%)
------------------------------------------------------------------------------------------
          74,170  BJ Services Co. (NON)                                          2,155,566
         173,200  Cal Dive International, Inc.                                   4,773,825
          68,400  Camco International, Inc.                                      5,326,650
         122,800  Nabors Industries, Inc. (NON)                                  2,432,975
         213,336  National-Oilwell, Inc. (NON)                                   5,720,072
          86,032  Newpark Resources, Inc. (NON)                                    957,106
          85,125  Schlumberger Ltd.                                              5,815,102
          33,151  Smith International, Inc. (NON)                                1,154,069
         153,878  Varco International, Inc. (NON)                                3,048,708
                                                                              ------------
                                                                                31,384,073

Pharmaceuticals and Biotechnology (5.2%)
------------------------------------------------------------------------------------------
          69,900  Bristol-Myers Squibb Co.                                       8,034,131
          48,800  Gilead Sciences, Inc. (NON)                                    1,564,650
          48,718  Medicis Pharmaceutical Corp. Class A (NON)                     1,778,207
           6,475  Novartis AG ADR (Switzerland)                                 10,758,986
          34,061  Parexel International Corp. (NON)                              1,238,969
          90,300  Pfizer, Inc.                                                   9,814,481
          55,600  Quintiles Transnational Corp. (NON)                            2,734,825
         150,904  Schein Pharmaceutical, Inc. (NON)                              4,017,819
         125,400  Schering-Plough Corp.                                         11,489,775
           5,300  Schwarz Pharamaceutical AG ADR (Germany) (NON)                   413,444
          60,149  Sepracor, Inc. (NON)                                           2,496,184
          49,674  Sonus Pharmaceuticals, Inc. (NON)                                611,611
          71,672  Transkaryotic Therapies, Inc. (Malaysia) (NON)                 1,845,554
          80,529  Vertex Pharmaceuticals, Inc. (NON)                             1,811,903
         186,600  Warner-Lambert Co.                                            12,945,375
                                                                              ------------
                                                                                71,555,914

Publishing (0.9%)
------------------------------------------------------------------------------------------
         120,931  Peterson Companies, Inc. Class A (NON)                         3,098,857
          64,847  Wolters Kluwer N.V. (Netherlands)                              8,883,848
                                                                              ------------
                                                                                11,982,705

Restaurants (1.0%)
------------------------------------------------------------------------------------------
          54,750  Cracker Barrel Old Country Store, Inc.                         1,738,313
         249,773  J.D. Wetherspoon PLC (United Kingdom)                          1,199,078
          57,700  Landry's Seafood Restaurants, Inc. (NON)                       1,044,009
          44,500  Papa Johns International, Inc. (NON)                           1,754,969
         565,920  PizzaExpress PLC (United Kingdom)                              8,131,522
                                                                              ------------
                                                                                13,867,891

Retail (12.7%)
------------------------------------------------------------------------------------------
          61,794  Bed Bath & Beyond, Inc. (NON)                                  3,201,702
         196,696  Borders Group, Inc. (NON)                                      7,277,752
          76,500  Brylane Inc. (NON)                                             3,519,000
           2,850  CompUSA, Inc. (NON)                                               51,478
          62,379  Consolidated Stores Corp. (NON)                                2,261,239
         356,400  Costco Companies, Inc. (NON)                                  22,475,475
         162,400  CVS Corp.                                                      6,323,450
          79,090  Dollar General Corp.                                           3,128,998
         350,925  Dollar Tree Stores, Inc. (NON)                                14,256,328
         192,933  Fred Meyer, Inc. (NON)                                         8,199,653
         135,550  General Nutrition Companies, Inc. (NON)                        4,218,994
         243,600  Home Depot, Inc. (The)                                        20,234,025
         354,724  Kohls Corp. (NON)                                             18,401,308
         100,790  Michaels Stores, Inc.                                          3,555,997
         230,400  MSC Industrial Direct Co., Inc. Class A (NON)                  6,566,400
         320,400  Office Depot, Inc. (NON)                                      10,112,625
         140,100  Payment Svcs., Inc. (NON)                                      3,563,794
         184,300  Rite Aid Corp.                                                 6,922,769
         272,527  Starbucks Corp. (NON)                                         14,563,162
         188,600  TJX Cos., Inc. (The)                                           4,549,975
         139,700  Wal-Mart Stores, Inc.                                          8,486,775
         111,356  Williams-Sonoma, Inc. (NON)                                    3,542,513
          24,500  Wolverine World Wide, Inc.                                       531,344
                                                                              ------------
                                                                               175,944,756

Semiconductors (1.3%)
------------------------------------------------------------------------------------------
         150,000  Galileo Technology Ltd. (Israel) (NON)                         2,025,000
          10,300  Integrated Process Equipment Corp. (NON)                         115,875
          90,546  Linear Technology Corp.                                        5,461,056
         316,176  Maxim Integrated Products Inc. (NON)                          10,018,827
                                                                              ------------
                                                                                17,620,758

Specialty Consumer Products (1.0%)
------------------------------------------------------------------------------------------
          96,704  Central Garden and Pet Co. (NON)                               3,009,912
          48,243  Fastenal Co.                                                   2,240,284
         104,211  Guitar Center, Inc. (NON)                                      3,139,356
         136,100  Mattel, Inc.                                                   5,758,731
                                                                              ------------
                                                                                14,148,283

Steel (0.1%)
------------------------------------------------------------------------------------------
          65,800  Lone Star Technologies, Inc. (NON)                             1,003,450

Telecommunication (2.0%)
------------------------------------------------------------------------------------------
         262,100  Brightpoint, Inc. (NON)                                        3,800,450
          80,423  E. Spire Communications, Inc. (NON)                            1,814,544
         145,847  Global Telesystems Group Inc. (NON)                            7,110,041
         112,900  Lucent Technologies, Inc.                                      9,391,869
          90,100  PanAmSat Corp. (NON)                                           5,124,438
          18,700  STET Hellas Telecommunications S.A. (NON)                        776,050
                                                                              ------------
                                                                                28,017,392

Telecommunication Equipment (1.8%)
------------------------------------------------------------------------------------------
         102,274  Advanced Fibre Communications (NON)                            4,097,352
         102,238  GeoTel Communications Corp. (NON)                              4,166,199
          94,900  Northern Telecom Ltd. (Canada)                                 5,385,575
          20,000  Oy Nokia AB Class A, (Finland)                                 1,469,169
          74,667  Premisys Communications, Inc. (NON)                            1,857,342
         131,778  Qwest Communications International, Inc. (NON)                 4,595,758
          52,063  Tellabs, Inc. (NON)                                            3,729,012
                                                                              ------------
                                                                                25,300,407

Telephone Services (2.8%)
------------------------------------------------------------------------------------------
          65,700  American Telephone & Telegraph Co.                             3,753,113
         100,974  Intermedia Communications, Inc. (NON)                          4,234,597
          62,006  NEXTLINK Communications, Inc. Class A (NON)                    2,348,477
          34,600  RSL Communications, Ltd. Class A (NON)                         1,038,000
          76,000  Sprint Corp.                                                   5,358,000
         879,325  Tele-Communications TCI ventures Group Class A (NON)          17,641,458
          77,600  WorldCom, Inc. (NON)                                           3,758,750
                                                                              ------------
                                                                                38,132,395

Textiles (0.1%)
------------------------------------------------------------------------------------------
          72,650  Wolford AG ADR (Austria)                                         921,064

Wireless Communications (0.4%)
------------------------------------------------------------------------------------------
         101,200  AirTouch Communications, Inc. (NON)                            5,913,875
                                                                              ------------
                  Total Common Stocks (cost $983,696,145)                   $1,331,011,663

PREFERRED STOCKS (0.5%) (a) (cost $1,589,264)
NUMBER OF SHARES                                                                     VALUE
------------------------------------------------------------------------------------------
          13,689  Marschollek, Lautenschlaeger und Partner AG, DEM 3.05 pfd.
                    (Germany)                                               $    6,664,631

SHORT-TERM INVESTMENTS (4.2%) (a) (cost $58,325,395)
PRINCIPAL AMOUNT                                                                     VALUE
------------------------------------------------------------------------------------------
     $58,316,000  Interest in $750,000,000 joint repurchase agreement dated June 30, 1998 with Goldman Sachs due
                    July 1, 1998 with respect to various U.S. Treasury
                    obligations -- maturity value of $58,325,395 for an
                    effective yield of 5.80%                                $   58,325,395
------------------------------------------------------------------------------------------
                  Total Investments (cost $1,043,610,804) (b)               $1,396,001,689
------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $1,381,699,883.

(b)   The aggregate identified cost on a tax basis is $1,046,198,660, resulting in gross unrealized appreciation and depreciation of $395,490,265 and $45,687,236, respectively, or net unrealized appreciation of $349,803,029.

(NON) Non-income-producing security.

      ADR or ADS after the name of a foreign holding stands for American Depository
      Receipts or American Depository Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
June 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,043,610,804) (Note 1)                                            $1,396,001,689
---------------------------------------------------------------------------------------------------
Cash                                                                                        735,349
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                             287,687
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    4,188,988
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            7,124,587
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,408,338,300

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         22,032,047
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,188,660
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,043,005
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  148,059
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               16,984
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  4,898
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,023,775
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      180,989
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        26,638,417
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,381,699,883

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         968,959,796
---------------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                                 (5,898,675)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                    66,247,877
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              352,390,885
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,381,699,883

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($674,741,378 divided by 30,230,967 shares)                                                  $22.32
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $22.32)*                                      $23.68
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($632,387,522 divided by 28,928,907 shares)**                                                $21.86
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($74,570,983 divided by 3,384,415 shares)                                                    $22.03
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $22.03)*                                      $22.83
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended June 30, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends                                                                             $  2,212,739
--------------------------------------------------------------------------------------------------
Interest                                                                                   832,508
--------------------------------------------------------------------------------------------------
Total investment income                                                                  3,045,247

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         3,861,884
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,219,664
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          16,543
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             9,611
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      747,845
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    2,790,016
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      250,320
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                 945
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     81,524
--------------------------------------------------------------------------------------------------
Registration fees                                                                           31,881
--------------------------------------------------------------------------------------------------
Auditing                                                                                    19,399
--------------------------------------------------------------------------------------------------
Legal                                                                                        6,877
--------------------------------------------------------------------------------------------------
Postage                                                                                    125,989
--------------------------------------------------------------------------------------------------
Other                                                                                      102,061
--------------------------------------------------------------------------------------------------
Total expenses                                                                           9,264,559
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (320,637)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             8,943,922
--------------------------------------------------------------------------------------------------
Net investment loss                                                                     (5,898,675)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        59,751,185
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the period                                                        527
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           133,820,022
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                193,571,734
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $187,673,059
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                Six months ended          Year ended
                                                                                         June 30         December 31
                                                                                            1998*               1997
---------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $   (5,898,675)      $   (8,430,566)
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                         59,751,185           34,805,611
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                                     133,820,549          162,017,217
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 187,673,059          188,392,262
---------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                                   --             (853,197)
---------------------------------------------------------------------------------------------------------------------
    Class B                                                                                   --             (814,402)
---------------------------------------------------------------------------------------------------------------------
    Class M                                                                                   --              (97,128)
---------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                    105,595,891          187,948,510
---------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         293,268,950          374,576,045

Net assets
---------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                1,088,430,933          713,854,888
---------------------------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $5,898,675 and $--, respectively)                                         $1,381,699,883       $1,088,430,933
---------------------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                                                       For the period
Per-share                        June 30                                                                       April 14, 1993+
operating performance         (Unaudited)                           Year ended December 31                         to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $19.11           $15.51           $14.40            $9.75           $10.29            $8.50
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(d)     (.06)            (.10)            (.11)            (.01)(b)         (.02)(b)           --(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 3.27             3.73             1.22             4.88              .05             1.95
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities               3.21             3.63             1.11             4.87              .03             1.95
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                     --               --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --             (.10)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.03)              --             (.12)            (.56)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                   --             (.03)              --             (.22)            (.57)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $22.32           $19.11           $15.51           $14.40            $9.75           $10.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          16.80*           23.42             7.71            50.14             0.34            22.98*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $674,741         $532,287         $348,261          $83,526           $3,190           $2,895
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)            .57*            1.22             1.44             1.31 (b)          .92 (b)          .72(b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)           (.30)*           (.58)            (.69)            (.28)(b)         (.18)(b)         (.04)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             44.43*           73.73            68.95            49.81           101.94            76.02*
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0470           $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          June 30                  Year ended        October 2, 1995+
operating performance                                           (Unaudited)                 December 31            to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.78           $15.36           $14.37           $13.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                      (.14)            (.22)            (.22)            (.04)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   3.22             3.67             1.21             1.40
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                 3.08             3.45              .99             1.36
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.03)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --             (.03)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $21.86           $18.78           $15.36           $14.37
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            16.40*           22.48             6.89            10.41 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $632,388         $496,501         $328,268          $66,978
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)                                              .94*            1.97             2.19              .54(b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.67)*          (1.33)           (1.45)            (.29)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               44.43*           73.73            68.95            49.81
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0470           $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                          June 30                  Year ended        October 2, 1995+
operating performance                                           (Unaudited)                 December 31            to Dec. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $18.91           $15.42           $14.39           $13.08
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                                      (.11)            (.18)            (.19)              --(b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   3.23             3.70             1.22             1.38
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                 3.12             3.52             1.03             1.38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.03)              --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     --             (.03)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $22.03           $18.91           $15.42           $14.39
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            16.50*           22.84             7.16            10.57*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $74,571          $59,643          $37,325           $6,115
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(e)                                              .82*            1.72             1.94              .47 (b)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.55)*          (1.08)           (1.20)            (.21)(b)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               44.43*           73.73            68.95            49.81
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                       $.0470           $.0489           $.0487
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Reflects an expense limitation which expired on December 31, 1995. As a result of such limitation, expenses of the  fund for the period ended December 31, 1993 and the year ended December 31,
    1994, reflect a per share reduction of approximately $0.11 and $0.16, respectively. Expenses for the period ended December 31, 1995 for class A, B and M shares reflect a per share reduction of
    $0.04, $0.04 and $0.03, respectively.

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) The ratio of expenses to average net assets for the year ended December 31, 1995 and thereafter, include amounts paid through brokerage service and  expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)




Notes to financial statements
June 30, 1998 (Unaudited)

Note 1
Significant accounting policies

The Putnam Voyager Fund II ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing in primarily a portfolio of common stocks.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares in approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended June 30, 1998, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange commission and with various states and the initial public offering of its shares were $17,221. These expenses have been fully amortized on projected net assets over a five-year period.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended June 30, 1998, fund expenses were reduced by $320,637 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,440 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $407,259 and $25,839 from the sale of class A and class M shares, respectively and $431,732 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended June 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $23,967 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended June 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $617,385,769 and $534,685,838, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At June 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                          June 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,633,646     $117,036,608
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                  5,633,646      117,036,608

Shares
repurchased                      (3,263,295)     (67,416,456)
------------------------------------------------------------
Net increase                      2,370,351     $ 49,620,152
------------------------------------------------------------

                                            Year ended
                                         December 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      24,925,536     $422,035,179
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        45,311          827,369
------------------------------------------------------------
                                 24,970,847      422,862,548

Shares
repurchased                     (19,565,421)    (333,283,469)
------------------------------------------------------------
Net increase                      5,405,426     $ 89,579,079
------------------------------------------------------------

                                         Six months ended
                                           June 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,579,486      $93,623,686
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                  4,579,486       93,623,686

Shares
repurchased                      (2,085,748)     (42,442,711)
------------------------------------------------------------
Net increase                      2,493,738      $51,180,975
------------------------------------------------------------

                                            Year ended
                                         December 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       9,403,980     $157,063,061
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        42,522          763,271
------------------------------------------------------------
                                  9,446,502      157,826,332

Shares
repurchased                      (4,384,774)     (72,186,037)
------------------------------------------------------------
Net increase                      5,061,728     $ 85,640,295
------------------------------------------------------------

                                         Six months ended
                                           June 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         818,544      $16,881,818
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            --               --
------------------------------------------------------------
                                    818,544       16,881,818

Shares
repurchased                        (588,039)     (12,087,054)
------------------------------------------------------------
Net increase                        230,505      $ 4,794,764
------------------------------------------------------------

                                            Year ended
                                        December 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,955,241      $33,450,592
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,218           94,283
------------------------------------------------------------
                                  1,960,459       33,544,875

Shares
repurchased                      (1,226,918)     (20,815,739)
------------------------------------------------------------
Net increase                        733,541      $12,729,136
------------------------------------------------------------

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Daniel L. Miller
Vice President

Carol C. McMullen
Vice President

Charles H. Swanberg
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

Jeffrey R. Lindsey
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Voyager Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.




[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

SA017-44636-377/2AR/2AO